SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 26, 2003

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated April 1, 2003 providing for the issuance of 2003-CB2 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2003-CB2).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-90830-03                 75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.


     This current report on Form 8-K relates to the monthly distribution reported to the holders of 2003-CB2 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2003-CB2 pursuant to the terms of the Pooling and Servicing Agreement, dated April 1, 2003 among Asset Backed Funding Corp., as depositor, Litton Loan Servicing LP as servicer, and JPMorgan Chase Bank, as trustee.

   On December 26, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.




Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 26, 2003 as Exhibit 99.1.

2003-CB2 Trust
C-BASS Mortgage  Loan  Asset-Backed  Certificates,  Series 2003-CB2
-------------------------------------------------------------------------------



SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,


Date:  January 5, 2004                  By: /s/  Diane E. Wallace
                                       ------------------------------------
                                        Diane E. Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         December 26, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  December 26, 2003


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-CB2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               December 26, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1      60,300,000.00      32,406,733.95     4,617,776.72    34,193.82  4,651,970.54     0.00         0.00       27,788,957.23
AF2      31,600,000.00      31,600,000.00             0.00    82,298.97     82,298.97     0.00         0.00       31,600,000.00
AF3      22,771,000.00      22,771,000.00             0.00    98,418.63     98,418.63     0.00         0.00       22,771,000.00
AV1      66,700,000.00      47,119,988.20     3,558,938.37    51,336.94  3,610,275.31     0.00         0.00       43,561,049.83
AV2      14,069,000.00      14,069,000.00             0.00    20,764.66     20,764.66     0.00         0.00       14,069,000.00
M1       15,205,000.00      15,205,000.00             0.00    63,834.89     63,834.89     0.00         0.00       15,205,000.00
M2       12,286,000.00      12,286,000.00             0.00    56,613.55     56,613.55     0.00         0.00       12,286,000.00
B1        8,393,000.00       8,393,000.00             0.00    34,369.29     34,369.29     0.00         0.00        8,393,000.00
B2        4,258,000.00       4,258,000.00             0.00    20,544.43     20,544.43     0.00         0.00        4,258,000.00
N        12,900,000.00       6,152,329.98       691,931.46    45,270.89    737,202.35     0.00         0.00        5,460,398.52
R                 0.00               0.00             0.00         0.00          0.00     0.00         0.00                0.00
TOTALS  248,482,000.00     194,261,052.13     8,868,646.55   507,646.07  9,376,292.62     0.00         0.00      185,392,405.58

AIO      92,000,000.00      64,000,000.00             0.00   186,147.14    186,147.14        0.00         0.00    61,000,000.00
X                 0.00               0.00             0.00         0.00          0.00        0.00         0.00             0.00
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------  ------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
--------------------------------------------------------------------------------------------------  ------------------------------
                                                                                                                    CURRENT
                       BEGINNING                                                      ENDING                         PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL       PRINCIPAL           CLASS          RATE
--------------------------------------------------------------------------------------------------  ------------------------------
AF1      04542BCQ3       537.42510697   76.58004511    0.56706169    77.14710680      460.84506186     AF1           1.228750 %
AF2      04542BCR1     1,000.00000000    0.00000000    2.60439778     2.60439778    1,000.00000000     AF2           3.134000 %
AF3      04542BCS9     1,000.00000000    0.00000000    4.32210399     4.32210399    1,000.00000000     AF3           5.201000 %
AV1      04542BCT7       706.44659970   53.35739685    0.76966927    54.12706612      653.08920285     AV1           1.268750 %
AV2      04542BCU4     1,000.00000000    0.00000000    1.47591584     1.47591584    1,000.00000000     AV2           1.718750 %
M1       04542BCW0     1,000.00000000    0.00000000    4.19828280     4.19828280    1,000.00000000     M1            5.052000 %
M2       04542BCX8     1,000.00000000    0.00000000    4.60797249     4.60797249    1,000.00000000     M2            5.545000 %
B1       04542BCY6     1,000.00000000    0.00000000    4.09499464     4.09499464    1,000.00000000     B1            4.768750 %
B2       04542BCZ3     1,000.00000000    0.00000000    4.82490136     4.82490136    1,000.00000000     B2            5.618750 %
N        N/A             476.92480465   53.63809767    3.50937132    57.14746899      423.28670698     N             8.830000 %
TOTALS                   781.79124496   35.69130380    2.04298931    37.73429311      746.09994116

AIO      04542BCV2       695.65217391    0.00000000    2.02333848     2.02333848      663.04347826     AIO           3.500000 %
---------------------------------------------------------------------------------------------  ----------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                              TAOHEED A AGBABIAKA
               JPMorgan Chase Bank - Structured Finance Services
                          4 NEW YORK PLAZA, 6TH FLOOR,
                         New York, New York 10004-2477
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                     Email: taoheed.agbabiaka@jpmorgan.com
                     ---------------------------------------




Sec. 4.06(iii) O/C Amount                                                                         7,286,043.12
Sec. 4.06(iii) Targeted O/C Amount                                                                7,286,043.12
Sec. 4.06(iii) O/C Deficiency Amount                                                                      0.00
Sec. 4.06(iii) O/C Release Amount                                                                         0.00
Sec. 4.06(iii) Monthly Excess Interest                                                              767,421.49
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                                      767,421.49
Sec. 4.06(iii) Extra Principal Distribution Amount                                                  158,996.13

Sec. 4.06 Servicing Fee                                                                              80,966.02

Sec. 4.06(v) Current Advances                                                                       988,485.84

Sec. 4.06(vi) Ending Collateral Balance Group 1                                                 110,360,835.61
Sec. 4.06(vi) Ending Collateral Balance Group 2                                                  76,857,214.57
Sec. 4.06(vi) Total Ending Collateral Balance                                                   187,218,050.18

Sec. 4.06(vii) Total Beginning Number of Loans                                                        1,829.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                                                1,259.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                                                  570.00

Sec. 4.06(vii) Total Ending Number of Loans                                                           1,767.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                                   1,220.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                                     547.00

Sec. 4.06(vii) Weighted Average Net Mortgage Rate for All Loans                                     8.708396 %
Sec. 4.06(vii) Group 1 Weighted Average Net Mortgage Rate                                           9.189444 %
Sec. 4.06(vii) Group 2 Weighted Average Net Mortgage Rate                                           8.017233 %

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                                 308.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                                 340.00

Sec. 4.06(viii)Loans Delinquent
                                              Group 1
                                                                                        Principal
                                             Category              Number                Balance               Percentage
                                             1 Month                        88             7,451,076.45                  6.75 %
                                             2 Month                        40             3,497,808.90                  3.17 %
                                             3 Month                        91             7,464,994.43                  6.76 %
                                             Total                     219                18,413,879.78                 16.68 %
                                              Group 2
                                                                                        Principal
                                             Category              Number                Balance               Percentage
                                             1 Month                        36             5,498,325.00                  7.15 %
                                             2 Month                        18             1,838,938.76                  2.39 %
                                             3 Month                        26             3,803,002.81                  4.95 %
                                              Total                         80            11,140,266.57                 14.49 %
                                              Group Totals
                                                                                        Principal
                                             Category              Number                Balance               Percentage
                                             1 Month                       124            12,949,401.45                  6.92 %
                                             2 Month                        58             5,336,747.66                  2.85 %
                                             3 Month                       117            11,267,997.24                  6.02 %
                                              Total                        299            29,554,146.35                 15.79 %

                                             Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures



Sec. 4.06(viii)Loans in Foreclosures
                                                                  Loans in Foreclosure
                                              Group 1
                                                                   Principal
                                              Number               Balance                Percentage
                                                       36            3,060,241.11                  2.77 %
                                              Group 2
                                                                   Principal
                                              Number               Balance                Percentage
                                                       12            1,892,754.03                  2.46 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                       48            4,952,995.14                  2.65 %


Sec. 4.06(viii)Loans in Bankruptcy
                                                                  Loans in Bankruptcy

                                              Group 1
                                                                   Principal
                                              Number               Balance                Percentage
                                                       22            1,934,922.66                  1.75 %
                                              Group 2
                                                                   Principal
                                              Number               Balance                Percentage
                                                        7            1,050,680.88                  1.37 %

                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                       29            2,985,603.54                  1.59 %


Sec. 4.06(ix)Loans in REO
                                              Group 1
                                                                   Principal
                                              Number               Balance                Percentage
                                                        5              305,104.26                  0.28 %
                                              Group 2
                                                                   Principal
                                              Number               Balance                Percentage
                                                        2              138,554.12                  0.18 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                        7              443,658.38                  0.24 %

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                                              4,495,014.69
Principal Prepayments Group 2                                                              3,342,614.20

Sec. 4.06(xii) Prepayment Penalties/Premiums                                                 128,777.00

Sec. 4.06(xiii) Realized Losses
Current Realized Losses Incurred in Group 1                                                      -58.15
Current Realized Losses Incurred in Group 2                                                  159,054.28
Cumulative Realized Losses Incurred in Group 1                                                71,478.94
Cumulative  Realized Losses Incurred in Group 2                                              159,054.28

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                                0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                               0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                                0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                               0.00

Sec. 4.06(xiv) Class B1 Unpaid Realized Loss Amount                                                0.00
Sec. 4.06(xiv) Class B1 Applied Realized Loss Amount                                               0.00

Sec. 4.06(xiv) Class B2 Unpaid Realized Loss Amount                                                0.00
Sec. 4.06(xiv) Class B2 Applied Realized Loss Amount                                               0.00

Sec. 4.06(xvii) Unpaid Interest
Class AF1 Unpaid Interest Shortfall                                                                0.00
Class AF2 Unpaid Interest Shortfall                                                                0.00
Class AF3 Unpaid Interest Shortfall                                                                0.00
Class AV1 Unpaid Interest Shortfall                                                                0.00
Class AV2 Unpaid Interest Shortfall                                                                0.00
Class AIO Unpaid Interest Shortfall                                                                0.00
Class M1 Unpaid Interest Shortfall                                                                 0.00
Class M2 Unpaid Interest Shortfall                                                                 0.00
Class B1  Unpaid Interest Shortfall                                                                0.00
Class B2  Unpaid Interest Shortfall                                                                0.00
Class N Unpaid Interest Shortfall                                                                  0.00

Current Period Relief Act Interest Shortfalls                                                  1,810.00

Class AF1 Interest Accrual Relief Act Reduction                                                   95.43
Class AF2 Interest Accrual Relief Act Reduction                                                  229.69
Class AF3 Interest Accrual Relief Act Reduction                                                  274.68
Class AV1 Interest Accrual Relief Act Reduction                                                  143.28
Class AV2 Interest Accrual Relief Act Reduction                                                   57.95
Class AIO Interest Accrual Relief Act Reduction                                                  519.53
Class M1  Interest Accrual Relief Act Reduction                                                  178.16
Class M2 Interest Accrual Relief Act Reduction                                                   158.01
Class B1  Interest Accrual Relief Act Reduction                                                   95.92
Class B2  Interest Accrual Relief Act Reduction                                                   57.34
Total Class Interest Accrual Relief Act Reduction                                              1,810.00

Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                                                0.00
Class AF1  Prepayment Interest Shortfall Reduction                                                 0.00
Class AF2  Prepayment Interest Shortfall Reduction                                                 0.00
Class AF3  Prepayment Interest Shortfall Reduction                                                 0.00
Class AV1  Prepayment Interest Shortfall Reduction                                                 0.00
Class AV2  Prepayment Interest Shortfall Reduction                                                 0.00
Class AIO  Prepayment Interest Shortfall Reduction                                                 0.00
Class M1   Prepayment Interest Shortfall Reduction                                                 0.00
Class M2  Prepayment Interest Shortfall Reduction                                                  0.00
Class B1   Prepayment Interest Shortfall Reduction                                                 0.00
Class B2   Prepayment Interest Shortfall Reduction                                                 0.00

Sec. 4.06(xxi) Trustee Fee Paid                                                                2,035.36

Sec. 4.06(xxii)Net Rate Carryover Amount - Class AF1                                               0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class AF1                                        0.00
Sec. 4.06(xxii)Net Rate Carryover Amount - Class AV1                                               0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class AV1                                        0.00
Sec. 4.06(xxii)Net Rate Carryover Amount - Class AV2                                               0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class AV2                                        0.00
Sec. 4.06(xxii)Net Rate Carryover Amount - Class B1                                                0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class B1                                         0.00
Sec. 4.06(xxii)Net Rate Carryover Amount - Class B2                                                0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class B2                                         0.00

Sec. 4.06(xiv) Has the Trigger Event Occured                                                         NO

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                                         5.9862 %

Sec. 4.06 Cumulative Realized Losses as a Percentage of Original Collateral Balance            0.0000 %

Sec. 4.06(xxv) Available Funds
Available Funds                                                                            9,435,698.13
Interest Remittance Amount                                                                 1,417,979.17
Principal Remittance Amount                                                                8,017,718.96

Sec 4.06 Repurchased Principal                                                                     0.00

Sec 4.06 Class X Distributable Amount                                                              0.00
